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                                                                   EXHIBIT 10.22
                              BETA TEST AGREEMENT

This Agreement, dated April ...., 1999, is made by and between SEQUENOM, Inc., a corporation with its principal place of business located at 11555 Sorrento Valley Rd, San Diego, CA, USA, ("Company"), represented by SEQUENOM GmbH, and Priv.-Doz. Dr. med. Harald Funke, with his principal place of operations at Universitat Munster, Albert Schweitzer-Stra(BETA)e 33, D-48149, Munster, Federal Republic of Germany, ("Recipient").

     WHEREAS, Company is willing to supply within the protection of a confidential relationship, the DNA MassArray(TM) Basic System Plus and related materials listed on Schedule A attached hereto ("Evaluation Item") to Recipient solely for evaluating whether to enter in the currently proposed business arrangement with Company ("Evaluation");

     WHEREAS, Recipient desires to have access to the Evaluation Item and is aware of the nature of the Evaluation Item, and is willing to enter in a confidential relationship and to use and test the Evaluation Item and report to Company on the performance of the Evaluation Item;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

     1.  Use of DNA MassArray(TM) Basic System and SpectroChip(TM) License.
         -------------------------------------------------------------------
 Subject to the terms of this Agreement Company grants to Recipient    ***
                         ***
             ***         The Company shall at all times retain all title to and
ownership of the Evaluation Item and all ancillary products thereof. Recipient agrees to use the Evaluation Item only in the ordinary course of testing and comparing it's performance against comparable technologies in the Recipient's facility, and Recipient will not reproduce or modify the Evaluation Item or any portion thereof. Recipient shall not rent, sell, lease or otherwise transfer the Evaluation Item or any part thereof or use it for the benefit of a third party. Recipient shall not reverse assemble, reverse compile or reverse engineer the Evaluation Item, or otherwise attempt to discover any Evaluation Item underlying Proprietary Information (as that term is defined below).

     2.  Business Terms. All payments herein are for the use of Company's
         --------------
Evaluation Item and the services required for the operation of the Evaluation
Item including training and support.

i.                                 ***
               ***            After the completion of the initial     ***
 Beta-test period the Evaluation Item cost will be          ***
               ***


     *** Portions of this page have been omitted pursuant to a request for
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ii.     ***     fee during the Beta-site period for all tests performed for comparison of Evaluation Item with other DNA analysis methods and with results of comparison tests reported to SEQUENOM. All samples being analyzed using the Evaluation Item for routine laboratory testing shall have an Element fee of *** (the 'Element Fee'); An "Element
     represents                 ***
                                      ***
                                      ***
iii. Monthly Maintenance Fee of       ***      that includes Evaluation Item
     support and the Company Bioinformatics Workstation updates *** commencing upon installation of the Evaluation Item.
iv.  A     ***     Royalty will be assessed on all reimbursements for test
     results obtained using the Evaluation Item on routine laboratory tests outside of the evaluation activities.
v. One Company senior scientist designated for on-site support during the Beta-test period to facilitate the technology transfer and SYSTEM start-up. Recipient shall provide the Company scientist full access to the Contracted Item at the Recipient's facility during regular business hours.
vi. Agreement is contingent on the use of authorized consumables provided from Company.

     3.  Confidentiality; Ownership. Recipient acknowledges that, in the course
         --------------------------
of using the Evaluation Item and performing its duties under this Agreement, it may obtain information relating to the Evaluation Item and/or Company ("Proprietary Information"). Such Proprietary Information shall belong solely to Company and includes, but, is not limited to, the existence of the Evaluation Item, its features and mode of operation, this Agreement, trade secrets, know-how, inventions (whether or not patentable), techniques, processes, programs, ideas, algorithms, schematics, testing procedures, software design and architecture, computer code, internal documentation, design and function specifications, product requirements, problem reports, analysis and performance information, software documents, and other technical, business, product, marketing and financial information, plans and data. In regard to this Proprietary Information:

     (a) Recipient shall not during the term of this Agreement and for a period of at least three (3) years after its termination, use (except as expressly authorized by this Agreement) or disclose Proprietary Information without the prior written consent of Company unless such Proprietary Information becomes part of the public domain without breach of this Agreement by Recipient, its officers, directors, employees or agents.

     (b) During the period specified in (a) above, Recipient agrees to take all reasonable measures to maintain the Proprietary Information and Evaluation
     Item in confidence.

     (c) During the period specified in (a) above, Recipient will disclose the Evaluation Item and Proprietary Information only to those of its employees and consultants as are necessary for the use expressly and unambiguously licensed hereunder, and only after such employees and contractors have agreed in writing to be bound by the provisions of this Agreement. Recipient shall not, without the prior written consent of Company,

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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     disclose or otherwise make available the Evaluation Item or any ancillary products to any third party.

     (d) Recipient hereby assigns to Company any invention, idea or know-how (whether or not patentable) that is conceived, learned or reduced to practice in the course of performance under this Agreement and any patent rights, trade secret rights, mask work rights, sui generis database rights and all other intellectual and industrial property rights of any sort with respect thereto. Recipient agrees to take any action reasonably requested by Company to evidence, perfect, obtain, maintain, enforce or defend the foregoing.

     4.  Reports.
         -------

     Company senior scientist, assisted by Recipient, shall provide written reports bi-monthly commencing after the date of this Agreement. Reports
     shall disclose:                       ***
                                      ***
                                      ***
                                      ***



     5  WARRANTY DISCLAIMER.
        -------------------

The parties acknowledge that the Evaluation Item is for use in a Beta test. COMPANY DISCLAIMS ALL WARRANTIES RELATING TO THE EVALUATION ITEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES AGAINST INFRINGEMENT OF THIRD-PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     6.  Limitation of Remedies and Damages.
         ----------------------------------

COMPANY SHALL NOT BE RESPONSIBLE OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY
(A) FOR LOSS OR INACCURACY OF DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR (B) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO LOSS OF REVENUES AND LOSS OF PROFITS. COMPANY SHALL NOT BE RESPONSIBLE FOR ANY MATTER BEYOND ITS REASONABLE CONTROL.

     7.  Nonassignability. Neither the rights nor the obligations arising under
         ----------------
this Agreement are assignable or transferable by Recipient, and any such attempted assignment or transfer shall be void and without effect.

     8.  Execution of Agreement, Controlling Law, Attorneys' Fees and
         ------------------------------------------------------------
Severability. This Agreement shall become effective only upon its execution by
-------------
both Company and Recipient and it shall be governed by and construed in accordance with the laws of the Federal Republic of

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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Germany without regard to the conflicts of laws provisions therein. In any action to enforce this Agreement the prevailing party will be entitled to costs and attorneys' fees. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     9.  Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties pertaining to the subject matter hereof, and any and all written or oral agreements previously existing between the parties are expressly cancelled. Any modifications of this Agreement must be in writing and signed by both parties.

     10.  Equitable Relief. Recipient acknowledges and agrees that due to the
          ----------------
unique nature of Company's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow Recipient or third parties to unfairly compete with Company resulting in irreparable harm to Company, and therefore, that upon any such breach or threat thereof, Company shall be entitled to injunctions and other appropriate equitable relief in addition to whatever remedies it may have at law.

     11.  Termination. This Agreement may be terminated by Company without cause
          -----------
with fourteen (14) days' written notice to the Recipient at the address listed above, or immediately upon notice of any breach by Recipient of the provisions of this Agreement, and in any case will terminate six (6) months after the initiation of the first reportable test at the Recipient's facility. Company and Recipient will enter into good faith discussions sixty (60) days prior to the termination of the Beta Site Agreement to negotiate a full DNA MassArrayTM license Agreement. If no full license Agreement has been established upon termination, the license granted hereunder shall terminate and Recipient shall immediately return the Evaluation Item, together with any and all documents, notes and other materials regarding the Evaluation Item to Company, including, without limitation, all Proprietary Information and all copies and extracts of the foregoing, but the terms of this Agreement will otherwise remain in effect.

     12. PUBLIC ANNOUNCEMENTS. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon between the Parties in advance of such announcement, with such approval not unreasonable withheld. Both Parties understand that this Agreement is likely to be of interest to investors, analysts and others, and that the Parties therefore may make such public announcements with respect thereto. The Parties agree that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Parties a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least five (5) business days prior to the scheduled disclosure. Each Party shall have the right to expeditiously


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review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement. Except as otherwise required by law, the Party whose press release has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure.

     13. PUBLICATION - Recipient shall have the right to publish the results of the work conducted by University under this Agreement to the extent such results do not contain Confidential Information of Company as per Article 3. and provided Company has the opportunity to review and comment on any proposed manuscripts describing said work thirty (30) days prior to their submission for publication. Recipient agrees to consider Company's comments prior to publication. However, if such submission would cause the loss of significant foreign patent rights, Recipient will, at its option, either delete the enabling portion of the proposed publication, or withhold publication for an additional sixty (60) days until patent filings are completed.



SEQUENOM, GmbH                        Dr. med. Harald Funke, Universitat Munster



By: /s/ illegible                     By: /s/ Harold Funke
   ---------------------------------     ---------------------------------------

Name (Print): illegible Schmidt       Name (Print): Harold Funke
             -----------------------               -----------------------------

Title: Director Business Development  Title: Priv. - Doz.
      ------------------------------        ------------------------------------


By: /s/ R. Raist                      By: /s/ illegible
   ---------------------------------     ---------------------------------------

Name (Print): R. Raist                Name (Print): Wilmer
             -----------------------               -----------------------------

Title: Commercial Director            Title: Administrative Officer
      ------------------------------        ------------------------------------

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                                   Schedule A


DNA MassArray(TM) Basic System Plus Evaluation Items include:

     .  High-speed Bruker/SEQUENOM Array Mass Spectrometer
     .  GeSIM/SEQUENOM Monochannel Nanoplotter
     .  SEQUENOM BioMASS Informatics Workstation
     .  Beckman MultimekTM Instrument with SEQUENOM magnetic lifters

The SEQUENOM 96 D SpectroChip(TM) - including the reaction unit and reagents necessary to characterize a PCR Product for SNP analysis - will be made
available     ***     during the Beta test period for all tests that are
performed for comparison of DNA MassArray(TM) performance with other DNA analysis methods with result reported to SEQUENOM. For all samples being analyzed using DNA MassArray(TM) for routine laboratory testing (without a
performance report to SEQUENOM)a price of              ***
                                     ***.

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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